Exhibit (e)(xxv) under Form N-1A
                                             Exhibit 1 under Item 601/Reg. S-K



                                  EXHIBIT A
                       to Shareholder Services Plan of
                    the Vision Group of Funds (the "Fund")
                            dated November 1, 2000

                        Classes covered by this Plan :

                               Class A Shares:
                      Vision Intermediate Term Bond Fund
                       Vision International Equity Fund
                          Vision Large Cap Core Fund
                         Vision Large Cap Growth Fund
                         Vision Large Cap Value Fund
             Vision Managed Allocation Fund - Conservative Growth
              Vision Managed Allocation Fund - Aggressive Growth
               Vision Managed Allocation Fund - Moderate Growth
                          Vision Mid Cap Stock Fund
                           Vision Money Market Fund
                    Vision New York Municipal Income Fund
                  Vision New York Tax-Free Money Market Fund
                  Vision Pennsylvania Municipal Income Fund
                         Vision Small Cap Stock Fund
                      Vision Treasury Money Market Fund
                    Vision U.S. Government Securities Fund

                               Class B Shares:
                       Vision International Equity Fund
                          Vision Large Cap Core Fund
                         Vision Large Cap Growth Fund
                         Vision Large Cap Value Fund
                          Vision Mid Cap Stock Fund
                         Vision Small Cap Stock Fund

                               Class S Shares:
                           Vision Money Market Fund
                      Vision Treasury Money Market Fund

                            Institutional Shares:
                           Vision Money Market Fund


                                    VISION GROUP OF FUNDS

                                    By:  /s/ Beth S. Broderick
                                       ---------------------------
                                    Name:  Beth S. Broderick
                                    Title:   Vice President
Dated:  August 31, 2001